                                                          Exhibit 99.2


                      CELL PATHWAYS, INC. AND SUBSIDIARIES
                         (A DEVELOPMENT STAGE COMPANY)

                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

                                                              Page
                                                              ----
Independent Auditors' Report................................  F-2
Report of Independent Public Accountants....................  F-3
Consolidated Balance Sheets as of December 31, 2002 and
  2001......................................................  F-4
Consolidated Statements of Operations for the years ended
  December 31, 2002, 2001 and 2000 and for the period from
  inception (August 10, 1990) to December 31, 2002..........  F-5
Consolidated Statement of Stockholders' Equity (Deficit) and
  Partners' Investment for the period from inception (August
  10, 1990) to December 31, 2002............................  F-6 to F-12
Consolidated Statements of Cash Flows for the years ended
  December 31, 2002, 2001 and 2000 and for the period from
  inception (August 10, 1990) to December 31, 2002..........  F-13
Notes to Consolidated Financial Statements..................  F-14 to F-29

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors and Stockholders
Cell Pathways, Inc.:

     We have audited the accompanying consolidated balance sheet of Cell Pathways, Inc. (a development stage company) and subsidiaries as of December 31, 2002, and the related consolidated statements of operations, stockholders' equity (deficit) and partners' investment and cash flows for the year then ended, and for the period from August 10, 1990 (inception) through December 31, 2002. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit. The consolidated financial statements of Cell Pathways, Inc. and subsidiaries as of December 31, 2001 and for each of the years in the two-year period ended December 31, 2001 and for the period from August 10, 1990 (inception) through December 31, 2002, to the extent related to the period from August 10, 1990 (inception) through December 31, 2001, were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on those financial statements in their report dated February 25, 2002. Our opinion on the consolidated statements of operations, stockholders' equity (deficit) and partners' investment and cash flows, insofar as it relates to the amounts included for the period from August 10, 1990 (inception) through December 31, 2001, is based solely on the report of the other auditors.

     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, based on our audit and the report of other auditors, the 2002 consolidated financial statements referred to above present fairly, in all material respects, the financial position of Cell Pathways, Inc. (a development stage company) and subsidiaries as of December 31, 2002, and the results of their operations and their cash flows for the year then ended, and for the period from August 10, 1990 (inception) through December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

     The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the consolidated financial statements, the Company has suffered recurring losses from operations, has an accumulated deficit and has limited liquid resources that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in
Note 2. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ KPMG LLP

Philadelphia, Pennsylvania
February 14, 2003

THE FOLLOWING IS A COPY OF A REPORT ISSUED BY ARTHUR ANDERSEN LLP AND INCLUDED IN THE 2001 FORM 10-K REPORT FILED ON MARCH 22, 2002. THIS REPORT HAS NOT BEEN REISSUED BY ARTHUR ANDERSEN LLP, AND ARTHUR ANDERSEN LLP HAS NOT CONSENTED TO ITS USE IN THIS FORM 8-K OF OSI PHARMACEUTICALS, INC.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors and Stockholders
Cell Pathways, Inc.:

     We have audited the accompanying consolidated balance sheets of Cell Pathways, Inc. (a Delaware corporation in the development stage) and subsidiaries as of December 31, 2001 and 2000, and the related consolidated statements of operations, stockholders' equity (deficit) and partners' investment, and cash flows for each of the three years in the period ended December 31, 2001 and for the period from inception (August 10, 1990) to December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Cell Pathways, Inc. and subsidiaries as of December 31, 2001 and 2000 and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2001 and for the period from inception (August 10, 1990) to December 31, 2001, in conformity with accounting principles generally accepted in the United States.

                                          /s/ ARTHUR ANDERSEN LLP

Philadelphia, Pennsylvania
February 25, 2002

                      CELL PATHWAYS, INC. AND SUBSIDIARIES
                         (A DEVELOPMENT STAGE COMPANY)

                          CONSOLIDATED BALANCE SHEETS

                                                                      DECEMBER 31,
                                                              -----------------------------
                                                                  2002            2001
                                                              -------------   -------------
                           ASSETS
CURRENT ASSETS:
  Cash and cash equivalents.................................  $  10,920,335   $   2,905,767
  Short-term investments....................................             --      24,808,148
  Accounts receivable.......................................        472,012         318,450
  Inventory.................................................      2,140,615              --
  Prepaid expenses and other................................        792,610       1,130,971
  Due from insurance company (Note 14)......................             --       2,000,000
                                                              -------------   -------------
     Total current assets...................................     14,325,572      31,163,336
EQUIPMENT, FURNITURE AND LEASEHOLD IMPROVEMENTS, net........        785,766         992,856
RESTRICTED CASH.............................................        468,233         463,499
NOTES RECEIVABLE FROM OFFICERS..............................        938,972         944,397
PRODUCT DISTRIBUTION RIGHTS.................................        908,333              --
OTHER ASSETS................................................         42,808          57,400
                                                              -------------   -------------
                                                              $  17,469,684   $  33,621,488
                                                              =============   =============
            LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
  Current portion of note payable...........................  $     180,330   $     277,473
  Current installments of obligation under capital lease....         57,086          40,493
  Accounts payable..........................................        718,023         847,552
  Accrued compensation......................................        198,842         764,843
  Other accrued liabilities.................................      3,082,995       3,272,314
  Deferred revenue..........................................      1,492,346              --
  Accrued litigation settlement and expense.................             --       2,642,822
                                                              -------------   -------------
     Total current liabilities..............................      5,729,622       7,845,497
                                                              -------------   -------------
NOTE PAYABLE................................................             --         180,330
                                                              -------------   -------------
OBLIGATION UNDER CAPITAL LEASE..............................         36,668          62,020
                                                              -------------   -------------
COMMITMENTS AND CONTINGENCIES (NOTE 14)
STOCKHOLDERS' EQUITY:
Preferred Stock, $.01 par value, 10,000,000 shares
  authorized; none issued and outstanding...................             --              --
Common Stock $.01 par value, 150,000,000 shares authorized;
  39,363,698 and 31,148,255 shares issued and outstanding...        393,637         311,482
Additional paid-in capital..................................    152,524,388     148,631,231
Stock subscription receivable from issuance of Common
  Stock.....................................................             --         (50,683)
Deferred compensation.......................................        (58,672)        (73,652)
Deficit accumulated during the development stage............   (141,155,959)   (123,284,737)
                                                              -------------   -------------
     Total stockholders' equity.............................     11,703,394      25,533,641
                                                              -------------   -------------
                                                              $  17,469,684   $  33,621,488
                                                              =============   =============

The accompanying Notes to Consolidated Financial Statements are an integral part of these statements.

                      CELL PATHWAYS, INC. AND SUBSIDIARIES
                         (A DEVELOPMENT STAGE COMPANY)

                     CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                                     PERIOD FROM
                                             YEAR ENDED DECEMBER 31,                  INCEPTION
                                    ------------------------------------------   (AUGUST 10, 1990) TO
                                        2002           2001           2000        DECEMBER 31, 2002
                                    ------------   ------------   ------------   --------------------
REVENUES:
  Product sales...................  $    536,873   $         --   $         --      $     536,873
  Marketing services..............       611,264        942,231        329,694          1,883,189
                                    ------------   ------------   ------------      -------------
                                       1,148,137        942,231        329,694          2,420,062
                                    ------------   ------------   ------------      -------------
EXPENSES:
  Cost of products sold...........       219,706             --             --            219,706
  Research and development........    17,145,109     17,765,243     22,257,805        110,551,345
  Selling, general and
     administrative...............     8,704,381      7,756,128      7,246,582         38,382,298
  Litigation settlement and
     expense (Note 14)............    (6,749,000)     8,492,000             --          1,743,000
                                    ------------   ------------   ------------      -------------
                                      19,320,196     34,013,371     29,504,387        150,896,349
                                    ------------   ------------   ------------      -------------
     Operating loss...............   (18,172,059)   (33,071,140)   (29,174,693)      (148,476,287)
INTEREST INCOME, net..............       300,837      1,666,705      2,257,885          7,320,328
                                    ------------   ------------   ------------      -------------
NET LOSS..........................  $(17,871,222)  $(31,404,435)  $(26,916,808)     $(141,115,959)
                                    ============   ============   ============      =============
Basic and diluted net loss per
  Common share....................  $      (0.51)  $      (1.01)  $      (0.96)
                                    ============   ============   ============
Shares used in computing basic and
  diluted net loss per Common
  share...........................    34,712,101     31,108,939     28,003,649
                                    ============   ============   ============

The accompanying Notes to Consolidated Financial Statements are an integral part of these statements.

                      CELL PATHWAYS, INC. AND SUBSIDIARIES
                         (A DEVELOPMENT STAGE COMPANY)

     CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIT) AND PARTNERS'
                                   INVESTMENT
      FOR THE PERIOD FROM INCEPTION (AUGUST 10, 1990) TO DECEMBER 31, 2002

                                                    REDEEMABLE                 CONVERTIBLE
                                                  PREFERRED STOCK            PREFERRED STOCK                COMMON STOCK
                                  PARTNERS'    ---------------------   ----------------------------   ------------------------
                                 INVESTMENT    SHARES      AMOUNT         SHARES          AMOUNT        SHARES       AMOUNT
                                 -----------   -------   -----------   -------------   ------------   ----------   -----------
BALANCE, Inception (August 10,
 1990).........................  $        --        --   $        --              --   $         --           --   $        --
 Partner cash contributions in
   September 1990 for Class A
   Partnership Units...........      406,000        --            --              --             --           --            --
 Partner contribution of
   interest in research grant
   in September 1990 for Class
   A Partnership Units, at
   historical cost.............       48,638        --            --              --             --           --            --
 Net loss......................           --        --            --              --             --           --            --
                                 -----------   -------   -----------   -------------   ------------   ----------   -----------
BALANCE, December 31, 1990.....      454,638        --            --              --             --           --            --
 Partner cash contributions in
   March 1991 for Class A
   Partnership Units...........      406,000        --            --              --             --           --            --
 Partner cash contributions in
   December 1991 for Class B
   Partnership Units...........      896,563        --            --              --             --           --            --
 Net loss......................           --        --            --              --             --           --            --
                                 -----------   -------   -----------   -------------   ------------   ----------   -----------
BALANCE, December 31, 1991.....    1,757,201        --            --              --             --           --            --
 Partner cash contributions in
   January and April 1992 for
   Class B Partnership Units...       21,812        --            --              --             --           --            --
 Partner cash contributions in
   December 1992 for Class B
   Partnership Units...........      133,300        --            --              --             --           --            --
 Partner cash contributions in
   December 1992 for Class C
   Partnership Units...........    1,540,000        --            --              --             --           --            --
 Partner cash contributions in
   December 1992 for Class D
   Partnership Units...........    1,475,027        --            --              --             --           --            --
 Net loss......................           --        --            --              --             --           --            --
                                 -----------   -------   -----------   -------------   ------------   ----------   -----------
BALANCE, December 31, 1992.....    4,927,340        --            --              --             --           --            --
 Partner cash contributions in
   January 1993 to March 1993
   for Class D Partnership
   Units.......................      385,015        --            --              --             --           --            --
 Exchange of interests in the
   Partnership in September
   1993 for 872,000 shares of
   Series A
 Convertible Preferred Stock...  $  (812,000)       --   $        --         872,400   $    812,000           --   $        --

                                                                     STOCK
                                                     STOCK        SUBSCRIPTION
                                                 SUBSCRIPTION      RECEIVABLE                      DEFICIT
                                                  RECEIVABLE          FROM                       ACCUMULATED
                                  ADDITIONAL     FROM ISSUANCE    ISSUANCE OF                    DURING THE
                                   PAID-IN      OF CONVERTIBLE       COMMON        DEFERRED      DEVELOPMENT
                                   CAPITAL      PREFERRED STOCK      STOCK       COMPENSATION       STAGE
                                 ------------   ---------------   ------------   ------------   -------------
BALANCE, Inception (August 10,
 1990).........................  $         --     $        --       $     --       $     --     $          --
 Partner cash contributions in
   September 1990 for Class A
   Partnership Units...........            --              --             --             --                --
 Partner contribution of
   interest in research grant
   in September 1990 for Class
   A Partnership Units, at
   historical cost.............            --              --             --             --                --
 Net loss......................            --              --             --             --          (252,116)
                                 ------------     -----------       --------       --------     -------------
BALANCE, December 31, 1990.....            --              --             --             --          (252,116)
 Partner cash contributions in
   March 1991 for Class A
   Partnership Units...........            --              --             --             --                --
 Partner cash contributions in
   December 1991 for Class B
   Partnership Units...........            --              --             --             --                --
 Net loss......................            --              --             --             --          (738,204)
                                 ------------     -----------       --------       --------     -------------
BALANCE, December 31, 1991.....            --              --             --             --          (990,320)
 Partner cash contributions in
   January and April 1992 for
   Class B Partnership Units...            --              --             --             --                --
 Partner cash contributions in
   December 1992 for Class B
   Partnership Units...........            --              --             --             --                --
 Partner cash contributions in
   December 1992 for Class C
   Partnership Units...........            --              --             --             --                --
 Partner cash contributions in
   December 1992 for Class D
   Partnership Units...........            --              --             --             --                --
 Net loss......................            --              --             --             --        (1,391,531)
                                 ------------     -----------       --------       --------     -------------
BALANCE, December 31, 1992.....            --              --             --             --        (2,381,851)
 Partner cash contributions in
   January 1993 to March 1993
   for Class D Partnership
   Units.......................            --              --             --             --                --
 Exchange of interests in the
   Partnership in September
   1993 for 872,000 shares of
   Series A
 Convertible Preferred Stock...  $         --     $        --       $     --       $     --     $          --

                                  (continued)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

                      CELL PATHWAYS, INC. AND SUBSIDIARIES
                         (A DEVELOPMENT STAGE COMPANY)

     CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIT) AND PARTNERS'
                                   INVESTMENT
      FOR THE PERIOD FROM INCEPTION (AUGUST 10, 1990) TO DECEMBER 31, 2002

                                                    REDEEMABLE                 CONVERTIBLE
                                                  PREFERRED STOCK            PREFERRED STOCK                COMMON STOCK
                                  PARTNERS'    ---------------------   ----------------------------   ------------------------
                                 INVESTMENT    SHARES      AMOUNT         SHARES          AMOUNT        SHARES       AMOUNT
                                 -----------   -------   -----------   -------------   ------------   ----------   -----------
Exchange of interests in the
 Partnership in September 1993
 for 848,100 shares of Series B
 Convertible Preferred Stock...  $  (868,000)       --   $        --         848,100   $    868,000           --   $        --
 Exchange of interests in the
   Partnership in September
   1993 for 700,000 shares of
   Series C Convertible
   Preferred Stock.............   (1,540,000)       --            --         700,000      1,540,000           --            --
 Exchange of interests in the
   Partnership in September
   1993 for 616,808 shares of
   Series D Convertible
   Preferred Stock.............   (1,860,042)       --            --         616,808      1,860,042           --            --
 Exchange of interests in the
   Partnership in September
   1993 for 61,250 shares of
   Redeemable Preferred Stock..         (613)   61,250           613              --             --           --            --
 Exchange of interests in the
   Partnership in September
   1993 for 2,279,500 shares of
   Common Stock................     (231,700)       --            --              --             --    2,279,500        22,795
 Net loss......................           --        --            --              --             --           --            --
                                 -----------   -------   -----------   -------------   ------------   ----------   -----------
BALANCE, December 31, 1993.....           --    61,250           613       3,037,308      5,080,042    2,279,500        22,795
 Issuance of Common Stock for
   services valued at $0.41 per
   share.......................           --        --            --              --             --       16,667           167
 Issuance of 542,761 shares of
   Series E
 Convertible Preferred Stock
   for cash at $4.10 per
   share.......................           --        --            --         542,761      2,225,320           --            --
 Net loss......................  $                  --   $        --              --   $         --           --   $        --
                                 -----------   -------   -----------   -------------   ------------   ----------   -----------

                                                                     STOCK
                                                     STOCK        SUBSCRIPTION
                                                 SUBSCRIPTION      RECEIVABLE                      DEFICIT
                                                  RECEIVABLE          FROM                       ACCUMULATED
                                  ADDITIONAL     FROM ISSUANCE    ISSUANCE OF                    DURING THE
                                   PAID-IN      OF CONVERTIBLE       COMMON        DEFERRED      DEVELOPMENT
                                   CAPITAL      PREFERRED STOCK      STOCK       COMPENSATION       STAGE
                                 ------------   ---------------   ------------   ------------   -------------
Exchange of interests in the
 Partnership in September 1993
 for 848,100 shares of Series B
 Convertible Preferred Stock...  $         --     $        --       $     --       $     --     $          --
 Exchange of interests in the
   Partnership in September
   1993 for 700,000 shares of
   Series C Convertible
   Preferred Stock.............            --              --             --             --                --
 Exchange of interests in the
   Partnership in September
   1993 for 616,808 shares of
   Series D Convertible
   Preferred Stock.............            --              --             --             --                --
 Exchange of interests in the
   Partnership in September
   1993 for 61,250 shares of
   Redeemable Preferred Stock..            --              --             --             --                --
 Exchange of interests in the
   Partnership in September
   1993 for 2,279,500 shares of
   Common Stock................       208,905              --             --             --                --
 Net loss......................            --              --             --             --        (2,269,099)
                                 ------------     -----------       --------       --------     -------------
BALANCE, December 31, 1993.....       208,905              --             --             --        (4,650,950)
 Issuance of Common Stock for
   services valued at $0.41 per
   share.......................         6,667              --             --             --                --
 Issuance of 542,761 shares of
   Series E
 Convertible Preferred Stock
   for cash at $4.10 per
   share.......................            --         (23,501)            --             --                --
 Net loss......................  $         --     $        --       $     --       $     --     $  (3,110,446)
                                 ------------     -----------       --------       --------     -------------

                                  (continued)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

                      CELL PATHWAYS, INC. AND SUBSIDIARIES
                         (A DEVELOPMENT STAGE COMPANY)

     CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIT) AND PARTNERS'
                                   INVESTMENT
      FOR THE PERIOD FROM INCEPTION (AUGUST 10, 1990) TO DECEMBER 31, 2002

                                                    REDEEMABLE                 CONVERTIBLE
                                                  PREFERRED STOCK            PREFERRED STOCK                COMMON STOCK
                                  PARTNERS'    ---------------------   ----------------------------   ------------------------
                                 INVESTMENT    SHARES      AMOUNT         SHARES          AMOUNT        SHARES       AMOUNT
                                 -----------   -------   -----------   -------------   ------------   ----------   -----------
BALANCE, December 31, 1994.....  $        --    61,250   $       613       3,580,069   $  7,305,362    2,296,167   $    22,962
 Issuance of 1,121,800 shares
   of Series E
 Convertible Preferred Stock
   for cash at $3.15 per
   share.......................           --        --            --       1,121,800      3,533,670           --            --
 Issuance of 163,701 shares of
   Series E
 Convertible Preferred Stock to
   effect the price change from
   $4.10 to $3.15..............           --        --            --         163,701             --           --            --
 Conversion of bridge notes
   payable plus interest to
   253,633 shares of Series E
 Convertible Preferred Stock at
   a price of $3.15 per
   share.......................           --        --            --         253,633        800,199           --            --
 Net loss......................           --        --            --              --             --           --            --
                                 -----------   -------   -----------   -------------   ------------   ----------   -----------
BALANCE, December 31, 1995.....           --    61,250           613       5,119,203     11,639,231    2,296,167        22,962
 Issuance of 887,661 shares of
   Series E
 Convertible Preferred Stock
   for cash at $3.15 per share,
   net of offering costs of
   $298,313....................           --        --            --         887,661      2,497,819           --            --
 Collection of Series E
   Convertible Preferred Stock
   subscription receivable.....           --        --            --              --             --           --            --
 Issuance of 270,270 shares of
   Series F
 Convertible Preferred Stock
   for cash at $3.70 per
   share.......................           --        --            --         270,270      1,000,000           --            --
 Issuance of 185,000 shares of
   Common Stock in February
   1996 as bonuses to officers
   and employees valued at
   $0.32 per share.............           --        --            --              --             --      185,000         1,850
 Issuance of 14,828 shares of
   Common Stock in May 1996 for
   consulting services, valued
   at $0.32 per share..........           --        --            --              --             --       14,828           148
 Exercise of warrants to
   purchase 148 shares of
   Series E Convertible
   Preferred Stock at $3.15 per
   share.......................  $        --        --   $        --             148   $        466           --   $        --

                                                                     STOCK
                                                     STOCK        SUBSCRIPTION
                                                 SUBSCRIPTION      RECEIVABLE                      DEFICIT
                                                  RECEIVABLE          FROM                       ACCUMULATED
                                  ADDITIONAL     FROM ISSUANCE    ISSUANCE OF                    DURING THE
                                   PAID-IN      OF CONVERTIBLE       COMMON        DEFERRED      DEVELOPMENT
                                   CAPITAL      PREFERRED STOCK      STOCK       COMPENSATION       STAGE
                                 ------------   ---------------   ------------   ------------   -------------
BALANCE, December 31, 1994.....  $    215,572     $   (23,501)      $     --       $     --     $  (7,761,396)
 Issuance of 1,121,800 shares
   of Series E
 Convertible Preferred Stock
   for cash at $3.15 per
   share.......................            --            (125)            --             --                --
 Issuance of 163,701 shares of
   Series E
 Convertible Preferred Stock to
   effect the price change from
   $4.10 to $3.15..............            --              --             --             --                --
 Conversion of bridge notes
   payable plus interest to
   253,633 shares of Series E
 Convertible Preferred Stock at
   a price of $3.15 per
   share.......................            --              --             --             --                --
 Net loss......................            --              --             --             --        (3,190,824)
                                 ------------     -----------       --------       --------     -------------
BALANCE, December 31, 1995.....       215,572         (23,626)            --             --       (10,952,220)
 Issuance of 887,661 shares of
   Series E
 Convertible Preferred Stock
   for cash at $3.15 per share,
   net of offering costs of
   $298,313....................            --              --             --             --                --
 Collection of Series E
   Convertible Preferred Stock
   subscription receivable.....            --          20,505             --             --                --
 Issuance of 270,270 shares of
   Series F
 Convertible Preferred Stock
   for cash at $3.70 per
   share.......................            --              --             --             --                --
 Issuance of 185,000 shares of
   Common Stock in February
   1996 as bonuses to officers
   and employees valued at
   $0.32 per share.............        57,350              --             --             --                --
 Issuance of 14,828 shares of
   Common Stock in May 1996 for
   consulting services, valued
   at $0.32 per share..........         4,596              --             --             --                --
 Exercise of warrants to
   purchase 148 shares of
   Series E Convertible
   Preferred Stock at $3.15 per
   share.......................  $         --     $        --       $     --       $     --     $          --

                                  (continued)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

                      CELL PATHWAYS, INC. AND SUBSIDIARIES
                         (A DEVELOPMENT STAGE COMPANY)

     CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIT) AND PARTNERS'
                                   INVESTMENT
      FOR THE PERIOD FROM INCEPTION (AUGUST 10, 1990) TO DECEMBER 31, 2002

                                                    REDEEMABLE                 CONVERTIBLE
                                                  PREFERRED STOCK            PREFERRED STOCK                COMMON STOCK
                                  PARTNERS'    ---------------------   ----------------------------   ------------------------
                                 INVESTMENT    SHARES      AMOUNT         SHARES          AMOUNT        SHARES       AMOUNT
                                 -----------   -------   -----------   -------------   ------------   ----------   -----------
 Exercise of options to
   purchase Common Stock at
   $0.32 per share.............  $        --        --   $        --              --   $         --      222,850   $     2,229
 Net loss......................           --        --            --              --             --           --            --
                                 -----------   -------   -----------   -------------   ------------   ----------   -----------
BALANCE, December 31, 1996.....           --    61,250           613       6,277,282     15,137,516    2,718,845        27,189
 Issuance of 4,538,675 shares
   of Series F Convertible
   Preferred Stock for cash at
   $3.70 per share, net of
   offering costs of
   $249,239....................           --        --            --       4,538,675     16,547,859           --            --
 Exercise of warrants to
   purchase 149,462 shares of
   Series E Convertible
   Preferred stock at $3.15 per
   share.......................           --        --            --         149,462        470,805           --            --
 Exercise of warrants to
   purchase 492 shares of
   Series F Convertible
   Preferred stock at $3.70 per
   share.......................           --        --            --             492          1,820           --            --
 Cashless exercise of warrants
   to purchase 2,476 shares of
   Series E Convertible
   Preferred Stock.............           --        --            --           2,476             --           --            --
 Exercise of options by
   employees and directors at
   $0.32 -- $0.50 per share....           --        --            --              --             --      251,250         2,512
 Issuance of Common Stock to
   director at $3.70 per
   share.......................           --        --            --              --             --       10,000           100
 Issuance of Common Stock to
   consultant at $3.70 per
   share.......................           --        --            --              --             --       10,000           100
 Collection of stock
   subscription receivable.....           --        --            --              --             --           --            --
 Provision for redemption of
   Redeemable Preferred Stock..           --        --     1,091,387              --             --           --            --
 Net loss......................  $        --        --   $        --              --   $         --           --   $        --
                                 -----------   -------   -----------   -------------   ------------   ----------   -----------

                                                                     STOCK
                                                     STOCK        SUBSCRIPTION
                                                 SUBSCRIPTION      RECEIVABLE                      DEFICIT
                                                  RECEIVABLE          FROM                       ACCUMULATED
                                  ADDITIONAL     FROM ISSUANCE    ISSUANCE OF                    DURING THE
                                   PAID-IN      OF CONVERTIBLE       COMMON        DEFERRED      DEVELOPMENT
                                   CAPITAL      PREFERRED STOCK      STOCK       COMPENSATION       STAGE
                                 ------------   ---------------   ------------   ------------   -------------
 Exercise of options to
   purchase Common Stock at
   $0.32 per share.............  $     69,084     $        --       $     --       $     --     $          --
 Net loss......................            --              --             --             --        (4,735,204)
                                 ------------     -----------       --------       --------     -------------
BALANCE, December 31, 1996.....       346,602          (3,121)            --             --       (15,687,424)
 Issuance of 4,538,675 shares
   of Series F Convertible
   Preferred Stock for cash at
   $3.70 per share, net of
   offering costs of
   $249,239....................            --              --             --             --                --
 Exercise of warrants to
   purchase 149,462 shares of
   Series E Convertible
   Preferred stock at $3.15 per
   share.......................            --              --             --             --                --
 Exercise of warrants to
   purchase 492 shares of
   Series F Convertible
   Preferred stock at $3.70 per
   share.......................            --              --             --             --                --
 Cashless exercise of warrants
   to purchase 2,476 shares of
   Series E Convertible
   Preferred Stock.............            --              --             --             --                --
 Exercise of options by
   employees and directors at
   $0.32 -- $0.50 per share....       109,462              --             --             --                --
 Issuance of Common Stock to
   director at $3.70 per
   share.......................        36,900              --        (37,000)            --                --
 Issuance of Common Stock to
   consultant at $3.70 per
   share.......................        36,900              --             --             --                --
 Collection of stock
   subscription receivable.....            --           3,121             --             --                --
 Provision for redemption of
   Redeemable Preferred Stock..       (74,000)             --             --             --                --
 Net loss......................  $         --     $        --       $     --       $     --     $ (10,296,912)
                                 ------------     -----------       --------       --------     -------------

                                  (continued)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

                      CELL PATHWAYS, INC. AND SUBSIDIARIES
                         (A DEVELOPMENT STAGE COMPANY)

     CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIT) AND PARTNERS'
                                   INVESTMENT
      FOR THE PERIOD FROM INCEPTION (AUGUST 10, 1990) TO DECEMBER 31, 2002

                                                    REDEEMABLE                 CONVERTIBLE
                                                  PREFERRED STOCK            PREFERRED STOCK                COMMON STOCK
                                  PARTNERS'    ---------------------   ----------------------------   ------------------------
                                 INVESTMENT    SHARES      AMOUNT         SHARES          AMOUNT        SHARES       AMOUNT
                                 -----------   -------   -----------   -------------   ------------   ----------   -----------
BALANCE, December 31, 1997.....  $        --    61,250   $ 1,092,000      10,968,387   $ 32,158,000    2,990,095   $    29,901
 Issuance of 4,645,879 shares
   of Series G Convertible
   Preferred Stock at $4.75 per
   Share, net of offering costs
   of $663,921.................           --        --            --       4,645,879     21,404,004           --            --
 Exercise of warrants to
   purchase 65,076 shares of
   Series E Convertible
   Preferred Stock at $3.15 per
   share.......................           --        --            --          65,076        204,987           --            --
 Exercise of options by
   employees at $0.32 -- $8.09
   per share...................           --        --            --              --             --       65,500           655
 Redemption of Redeemable
   Preferred Stock for $546,051
   and 33,052 shares of Common
   Stock.......................           --   (61,250)   (1,092,000)             --             --       33,052           331
 Conversion of Preferred Stock
   to Common Stock triggered by
   the transaction with Tseng
   Labs, Inc. .................           --        --            --     (15,679,342)   (53,766,991)  15,679,342       156,793
 Issuance of Common Stock in
   exchange for the Common
   Stock of Tseng Labs, Inc.,
   net of transaction costs of
   $1,907,354..................           --        --            --              --             --    5,510,772        55,108
 Exercise of Series F warrants
   to purchase 150 shares of
   Common Stock at $3.70 per
   share.......................           --        --            --              --             --          150             2
 Exercise of Series G warrants
   to purchase 615 shares of
   Common Stock at $4.75 per
   share.......................           --        --            --              --             --          615             6
 Non-employee stock option
   expense.....................           --        --            --              --             --           --            --
 Net loss......................  $        --        --   $        --              --   $         --           --   $        --
                                 -----------   -------   -----------   -------------   ------------   ----------   -----------

                                                                     STOCK
                                                     STOCK        SUBSCRIPTION
                                                 SUBSCRIPTION      RECEIVABLE                      DEFICIT
                                                  RECEIVABLE          FROM                       ACCUMULATED
                                  ADDITIONAL     FROM ISSUANCE    ISSUANCE OF                    DURING THE
                                   PAID-IN      OF CONVERTIBLE       COMMON        DEFERRED      DEVELOPMENT
                                   CAPITAL      PREFERRED STOCK      STOCK       COMPENSATION       STAGE
                                 ------------   ---------------   ------------   ------------   -------------
BALANCE, December 31, 1997.....  $    455,864     $        --       $(37,000)      $     --     $ (25,984,336)
 Issuance of 4,645,879 shares
   of Series G Convertible
   Preferred Stock at $4.75 per
   Share, net of offering costs
   of $663,921.................            --              --             --             --                --
 Exercise of warrants to
   purchase 65,076 shares of
   Series E Convertible
   Preferred Stock at $3.15 per
   share.......................            --              --             --             --                --
 Exercise of options by
   employees at $0.32 -- $8.09
   per share...................       262,739              --             --             --                --
 Redemption of Redeemable
   Preferred Stock for $546,051
   and 33,052 shares of Common
   Stock.......................       545,618              --             --             --                --
 Conversion of Preferred Stock
   to Common Stock triggered by
   the transaction with Tseng
   Labs, Inc. .................    53,610,198              --             --             --                --
 Issuance of Common Stock in
   exchange for the Common
   Stock of Tseng Labs, Inc.,
   net of transaction costs of
   $1,907,354..................    26,364,894              --             --             --                --
 Exercise of Series F warrants
   to purchase 150 shares of
   Common Stock at $3.70 per
   share.......................           553              --             --             --                --
 Exercise of Series G warrants
   to purchase 615 shares of
   Common Stock at $4.75 per
   share.......................         2,915              --             --             --                --
 Non-employee stock option
   expense.....................        13,313              --             --             --                --
 Net loss......................  $         --     $        --       $     --       $     --     $ (19,345,436)
                                 ------------     -----------       --------       --------     -------------

                                  (continued)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

                      CELL PATHWAYS, INC. AND SUBSIDIARIES

                         (A DEVELOPMENT STAGE COMPANY)

     CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIT) AND PARTNERS'
                                   INVESTMENT
      FOR THE PERIOD FROM INCEPTION (AUGUST 10, 1990) TO DECEMBER 31, 2002

                                                    REDEEMABLE                 CONVERTIBLE
                                                  PREFERRED STOCK            PREFERRED STOCK                COMMON STOCK
                                  PARTNERS'    ---------------------   ----------------------------   ------------------------
                                 INVESTMENT    SHARES      AMOUNT         SHARES          AMOUNT        SHARES       AMOUNT
                                 -----------   -------   -----------   -------------   ------------   ----------   -----------
BALANCE, December 31, 1998.....  $        --        --   $        --              --   $         --   24,279,526   $   242,796
 Exercise of options by
   employees at
   $0.32 -- $8.09..............           --        --            --              --             --       48,061           481
 Exercise of Series F warrants
   to purchase 125,201 shares
   of Common Stock at $3.70 per
   share.......................           --        --            --              --             --      125,201         1,252
 Exercise of Series G warrants
   to purchase 79,378 shares of
   Common Stock at $4.75 per
   share.......................           --        --            --              --             --       79,378           793
 Issuance of 1,555,000 shares
   of Common Stock at $9.00 per
   share, net of offering costs
   of $415,855.................           --        --            --              --             --    1,555,000        15,550
 Issuance of 18,728 shares of
   Common Stock at $6.32 --
   $9.67 under the Employee
   Stock Purchase Plan.........           --        --            --              --             --       18,728           187
 Non-employee stock option
   expense.....................           --        --            --              --             --           --            --
 Net loss......................           --        --            --              --             --           --            --
                                 -----------   -------   -----------   -------------   ------------   ----------   -----------
BALANCE, December 31, 1999.....           --        --                            --             --   26,105,894       261,059
 Exercise of options by
   employees at
   $0.32 -- $24.10.............           --        --            --              --             --      324,202         3,242
 Exercise of Common Stock
   warrants to purchase
   1,270,000 shares of Common
   Stock at $6.60 and $14.00
   per share...................           --        --            --              --             --    1,270,000        12,700
 Exercise of Series G warrants
   to purchase 147,800 shares
   of Common Stock at $4.75 per
   share.......................           --        --            --              --             --      147,800         1,478
 Issuance of 3,200,000 shares
   of Common Stock at $7.375
   per share, net of offering
   costs of $478,896...........           --        --            --              --             --    3,200,000        32,000
 Issuance of 25,561 shares of
   Common Stock at $7.92, $9.66
   and $22.10 under the
   Employee Stock Purchase
   Plan........................           --        --            --              --             --       25,561           255
 Non-employee stock option
   expense.....................           --        --            --              --             --           --            --
 Net loss......................  $        --        --   $        --              --   $         --           --   $        --
                                 -----------   -------   -----------   -------------   ------------   ----------   -----------

                                                                     STOCK
                                                     STOCK        SUBSCRIPTION
                                                 SUBSCRIPTION      RECEIVABLE                      DEFICIT
                                                  RECEIVABLE          FROM                       ACCUMULATED
                                  ADDITIONAL     FROM ISSUANCE    ISSUANCE OF                    DURING THE
                                   PAID-IN      OF CONVERTIBLE       COMMON        DEFERRED      DEVELOPMENT
                                   CAPITAL      PREFERRED STOCK      STOCK       COMPENSATION       STAGE
                                 ------------   ---------------   ------------   ------------   -------------
BALANCE, December 31, 1998.....  $ 81,256,094     $        --       $(37,000)      $     --     $ (45,329,772)
 Exercise of options by
   employees at
   $0.32 -- $8.09..............       276,260              --             --             --                --
 Exercise of Series F warrants
   to purchase 125,201 shares
   of Common Stock at $3.70 per
   share.......................       461,992              --             --             --                --
 Exercise of Series G warrants
   to purchase 79,378 shares of
   Common Stock at $4.75 per
   share.......................       376,252              --             --             --                --
 Issuance of 1,555,000 shares
   of Common Stock at $9.00 per
   share, net of offering costs
   of $415,855.................    13,563,595              --             --             --                --
 Issuance of 18,728 shares of
   Common Stock at $6.32 --
   $9.67 under the Employee
   Stock Purchase Plan.........       170,933              --             --             --                --
 Non-employee stock option
   expense.....................        97,051              --             --             --                --
 Net loss......................            --              --             --             --       (19,633,722)
                                 ------------     -----------       --------       --------     -------------
BALANCE, December 31, 1999.....    96,202,177              --        (37,000)            --       (64,963,494)
 Exercise of options by
   employees at
   $0.32 -- $24.10.............     2,013,365              --             --             --                --
 Exercise of Common Stock
   warrants to purchase
   1,270,000 shares of Common
   Stock at $6.60 and $14.00
   per share...................    17,730,300              --             --             --                --
 Exercise of Series G warrants
   to purchase 147,800 shares
   of Common Stock at $4.75 per
   share.......................       700,573              --             --             --                --
 Issuance of 3,200,000 shares
   of Common Stock at $7.375
   per share, net of offering
   costs of $478,896...........    23,089,104              --             --             --                --
 Issuance of 25,561 shares of
   Common Stock at $7.92, $9.66
   and $22.10 under the
   Employee Stock Purchase
   Plan........................       346,396              --             --             --                --
 Non-employee stock option
   expense.....................       153,563              --             --             --                --
 Net loss......................  $         --     $        --       $     --       $     --     $ (26,916,808)
                                 ------------     -----------       --------       --------     -------------

                                  (continued)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

                      CELL PATHWAYS, INC. AND SUBSIDIARIES
                         (A DEVELOPMENT STAGE COMPANY)

     CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIT) AND PARTNERS'
                                   INVESTMENT
      FOR THE PERIOD FROM INCEPTION (AUGUST 10, 1990) TO DECEMBER 31, 2002

                                                    REDEEMABLE                 CONVERTIBLE
                                                  PREFERRED STOCK            PREFERRED STOCK                COMMON STOCK
                                  PARTNERS'    ---------------------   ----------------------------   ------------------------
                                 INVESTMENT    SHARES      AMOUNT         SHARES          AMOUNT        SHARES       AMOUNT
                                 -----------   -------   -----------   -------------   ------------   ----------   -----------
BALANCE, December 31, 2000.....  $        --        --   $        --              --   $         --   31,073,457   $   310,734
 Exercise of options by
   employees and a director at
   $0.32 -- $4.75..............           --        --            --              --             --       31,979           320
 Restricted stock award to
   officer.....................           --        --            --              --             --       10,000           100
 Amortization of deferred
   compensation................           --        --            --              --             --           --            --
 Issuance of 32,819 shares of
   Common Stock at $5.19 and
   $5.95 under the Employee
   Stock Purchase Plan.........           --        --            --              --             --       32,819           328
 Interest on promissory note
   from director...............           --        --            --              --             --           --            --
 Non-employee stock option
   expense.....................           --        --            --              --             --           --            --
 Settlement of litigation
   through agreement to Issue
   Common Stock (Note 14)......           --        --            --              --             --           --            --
 Net loss......................           --        --                            --             --           --            --
                                 -----------   -------   -----------   -------------   ------------   ----------   -----------
BALANCE, December 31, 2001.....           --        --            --              --             --   31,148,255       311,482
 Issuance of 89,335 shares of
   Common Stock at $4.20 and
   $.80 under the Employee
   Stock Purchase Plan.........           --        --            --              --             --       89,335           893
 Issuance of 2,390,107 shares
   of Common Stock at $3.70 per
   share, net of offering costs
   of $840,436.................           --        --            --              --             --    2,390,107        23,901
 Issuance of 4,036,001 shares
   of Common Stock at $.70 per
   share, net of offering costs
   of $265,806.................           --        --            --              --             --    4,036,001        40,361
 Amortization of deferred
   compensation................           --        --            --              --             --           --            --
 Non-employee stock option
   expense.....................           --        --            --              --             --           --            --
 Issuance of warrant to
   purchase 100,000 shares of
   Common Stock to
   consultants.................           --        --            --              --             --           --            --
 Payment by director of
   promissory note.............           --        --            --              --             --           --            --
 Issuance of 1,700,000 shares
   of Common Stock for
   litigation settlement (Note
   14).........................           --        --            --              --             --    1,700,000        17,000
 Net loss......................           --        --            --              --             --           --            --
                                 -----------   -------   -----------   -------------   ------------   ----------   -----------
 BALANCE, December 31, 2002....  $        --        --   $        --              --   $         --   39,363,698   $   393,637
                                 ===========   =======   ===========   =============   ============   ==========   ===========

                                                                     STOCK
                                                     STOCK        SUBSCRIPTION
                                                 SUBSCRIPTION      RECEIVABLE                      DEFICIT
                                                  RECEIVABLE          FROM                       ACCUMULATED
                                  ADDITIONAL     FROM ISSUANCE    ISSUANCE OF                    DURING THE
                                   PAID-IN      OF CONVERTIBLE       COMMON        DEFERRED      DEVELOPMENT
                                   CAPITAL      PREFERRED STOCK      STOCK       COMPENSATION       STAGE
                                 ------------   ---------------   ------------   ------------   -------------
BALANCE, December 31, 2000.....  $140,235,478     $        --       $(37,000)      $     --     $ (91,880,302)
 Exercise of options by
   employees and a director at
   $0.32 -- $4.75..............       106,343              --             --             --                --
 Restricted stock award to
   officer.....................        74,800              --             --        (74,900)               --
 Amortization of deferred
   compensation................            --              --             --          1,248                --
 Issuance of 32,819 shares of
   Common Stock at $5.19 and
   $5.95 under the Employee
   Stock Purchase Plan.........       167,211              --             --             --                --
 Interest on promissory note
   from director...............            --              --        (13,683)            --                --
 Non-employee stock option
   expense.....................       210,399              --             --             --                --
 Settlement of litigation
   through agreement to Issue
   Common Stock (Note 14)......     7,837,000              --             --             --                --
 Net loss......................            --              --             --             --       (31,404,435)
                                 ------------     -----------       --------       --------     -------------
BALANCE, December 31, 2001.....   148,631,231              --        (50,683)       (73,652)     (123,284,737)
 Issuance of 89,335 shares of
   Common Stock at $4.20 and
   $.80 under the Employee
   Stock Purchase Plan.........       144,997              --             --             --                --
 Issuance of 2,390,107 shares
   of Common Stock at $3.70 per
   share, net of offering costs
   of $840,436.................     7,979,059              --             --             --                --
 Issuance of 4,036,001 shares
   of Common Stock at $.70 per
   share, net of offering costs
   of $265,806.................     2,519,034              --             --             --                --
 Amortization of deferred
   compensation................            --              --             --         14,980                --
 Non-employee stock option
   expense.....................       (52,552)             --             --             --                --
 Issuance of warrant to
   purchase 100,000 shares of
   Common Stock to
   consultants.................        68,619              --             --             --                --
 Payment by director of
   promissory note.............            --              --         50,683             --                --
 Issuance of 1,700,000 shares
   of Common Stock for
   litigation settlement (Note
   14).........................    (6,766,000)             --             --             --                --
 Net loss......................            --              --             --             --       (17,871,222)
                                 ------------     -----------       --------       --------     -------------
 BALANCE, December 31, 2002....  $152,524,388     $        --       $     --       $(58,672)    $(141,155,959)
                                 ============     ===========       ========       ========     =============

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

                      CELL PATHWAYS, INC. AND SUBSIDIARIES
                         (A DEVELOPMENT STAGE COMPANY)

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                                         PERIOD FROM
                                                                 YEAR ENDED DECEMBER 31,                  INCEPTION
                                                        ------------------------------------------   (AUGUST 10, 1990) TO
                                                            2002           2001           2000        DECEMBER 31, 2002
                                                        ------------   ------------   ------------   --------------------
OPERATING ACTIVITIES:
  Net loss............................................  $(17,871,222)  $(31,404,435)  $(26,916,808)     $(141,155,959)
Adjustments to reconcile net loss to net cash used in
  operating activities-
  Settlement of litigation through agreement to issue
    Common Stock (Note 14)............................    (6,749,000)     7,837,000             --          1,088,000
  Depreciation expense and amortization...............       574,863        533,148        826,138          2,854,715
  Loss on disposal of assets..........................           503         19,152             --             19,655
  Interest income on notes receivable from officers,
    net...............................................       (55,317)       (46,141)        (9,302)          (110,760)
  Interest on promissory note from director...........          (284)       (13,683)            --            (13,967)
  Amortization of deferred compensation...............        14,980          1,248             --             16,228
  Issuance of Common Stock for services rendered......            --             --             --             48,578
  Issuance of Common Stock options and warrants for
    services rendered.................................        16,067        210,399        153,563            490,393
  Provision for redemption of Redeemable Preferred
    Stock.............................................            --             --             --          1,017,387
  Write-off of deferred offering costs................            --             --             --            469,515
  (Increase) decrease in accounts receivable..........      (153,562)        11,244       (329,694)          (472,012)
  Other...............................................            --             --             --             68,399
  (Increase) decrease in prepaid and other current
    assets............................................       338,361        197,564       (453,102)          (473,984)
  (Increase) decrease in due from insurance company...     2,000,000     (2,000,000)            --                 --
  (Increase) decrease in other assets.................        15,073        335,798       (162,543)           108,440
  Increase in inventory...............................    (2,140,615)            --             --         (2,140,615)
  Increase in deferred revenue........................     1,492,346             --             --          1,492,346
  Increase in reserve for notes receivable from
    officer...........................................       114,742             --             --            114,742
  Increase (decrease) in accounts payable and accrued
    liabilities.......................................      (884,849)       169,959      1,078,698          1,378,869
  Increase (decrease) in accrued litigation
    settlement........................................    (2,642,822)     2,642,822             --                 --
                                                        ------------   ------------   ------------      -------------
    Net cash flows used in operating activities.......   (25,930,736)   (21,505,925)   (25,813,050)      (135,200,030)
                                                        ------------   ------------   ------------      -------------
INVESTING ACTIVITIES:
  Purchase of equipment and leasehold improvements....      (231,877)      (236,188)      (489,770)        (5,876,205)
  Purchase of marketing and distribution rights.......    (1,000,000)            --             --         (1,000,000)
  Sale of leasehold improvements......................            --             --             --          3,000,000
  Increase in notes receivable from officers..........       (54,000)      (256,000)      (632,954)          (942,954)
  Cash paid for deposits..............................            --             --             --            (50,767)
  (Purchase) sale of short-term investments...........    24,808,148    (24,808,148)            --                 --
                                                        ------------   ------------   ------------      -------------
    Net cash flows provided by (used in) investing
      activities......................................    23,522,271    (25,300,336)    (1,122,724)        (4,869,926)
                                                        ------------   ------------   ------------      -------------
FINANCING ACTIVITIES:
  Proceeds from issuance of Common Stock, net of
    related offering costs............................    10,562,355             --     23,121,104         47,262,604
  Proceeds from issuance of Common Stock under the
    employee stock purchase plan......................       145,891        167,539        346,651            831,202
  Proceeds from issuance of Convertible Preferred
    Stock, net of related offering costs..............            --             --             --         47,185,046
  Proceeds from the transaction with Tseng Labs,
    Inc...............................................            --             --             --         27,966,372
  Proceeds from exercise of Series E, F, G and Common
    Stock warrants to purchase stock..................            --             --     18,445,051         19,966,894
  Decrease in stockholder receivable..................        50,967             --             --             74,593
  Cash received for Common Stock options exercised....            --        106,663      2,016,607          2,846,691
  Redemption of Redeemable Preferred Stock............            --             --             --           (546,051)
  Proceeds from bridge loan...........................            --             --             --            791,000
  Partner cash contributions..........................            --             --             --          5,312,355
  (Increase) decrease in restricted cash..............        (4,734)       212,717        (36,106)          (468,233)
  Principal payments under capital lease
    obligations.......................................       (53,973)       (61,386)      (141,959)          (412,512)
  Proceeds from borrowings............................            --             --        800,000            950,000
  Repayment of borrowings.............................      (277,473)      (241,912)      (100,285)          (769,670)
                                                        ------------   ------------   ------------      -------------
    Net cash flows provided by financing activities...    10,423,033        183,621     44,451,063        150,990,291
                                                        ------------   ------------   ------------      -------------
Net increase (decrease) in cash and cash
  equivalents.........................................     8,014,568    (46,622,640)    17,515,289         10,920,335
CASH AND CASH EQUIVALENTS, beginning of period........     2,905,767     49,528,407     32,013,118                 --
                                                        ------------   ------------   ------------      -------------
CASH AND CASH EQUIVALENTS, end of period..............  $ 10,920,335   $  2,905,767   $ 49,528,407      $  10,920,335
                                                        ============   ============   ============      =============

The accompanying Notes to Consolidated Financial Statements are an integral part of these statements.

                      CELL PATHWAYS, INC. AND SUBSIDIARIES
                         (A DEVELOPMENT STAGE COMPANY)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                               DECEMBER 31, 2002

1.  ORGANIZATION AND BASIS OF PRESENTATION:

     Cell Pathways, Inc. was incorporated in Delaware in July 1998 as a subsidiary of, and as of November 3, 1998 successor to, a Delaware corporation of the same name. As the context requires, "Company", is used herein to signify the successor and/or the predecessor corporations (See Note 4).

     The Company is a development stage pharmaceutical company focused on the research and development of products to treat and prevent cancer, and the future commercialization of such products. The Company also markets and sells Gelclair(TM) Concentrated Oral Gel ("Gelclair(TM)") manufactured by Sinclair Pharmaceuticals Ltd. of the United Kingdom ("Sinclair"). The Company has not generated any revenues from the sale of its own products to date, nor is there any assurance of any future product revenues from the development of its products. The Company's intended products are subject to long development cycles and there is no assurance the Company will be able to successfully develop, manufacture, obtain regulatory approval for or market its products. During the period required to develop its products, the Company had planned to continue to finance operations through debt and equity financings, profits from the sale of Gelclair(TM) and corporate alliances. The Company will continue to be considered in the development stage until such time, if ever, as it generates significant revenues from one or more of its product candidates. In October 2002, the Company implemented a restructuring of its work force eliminating 20% of its staff and reducing its efforts in research, discovery and pre-clinical development of earlier-stage compounds, and subsequently, upon signing an agreement with Celgene Corporation ("Celgene") to promote Gelclair(TM) in the U.S. oncology market, eliminated its 16 person sales force and subsequently terminated its agreement with Aventis Pharmaceuticals, Inc. ("Aventis") to promote Nilandron(R)(nilutamide). Both the restructuring and elimination of the sales force are expected to decrease expenses in the future.

     On November 3, 1998, the Company completed a financing through the acquisition of Tseng Labs, Inc. ("Tseng") (a publicly held company with no continuing operations) in which the Company issued to Tseng stockholders approximately 5.5 million shares of the Company's Common Stock and received net proceeds of approximately $26.4 million (See Note 4). The accompanying consolidated financial statements include the accounts of the Company from inception (August 10, 1990) and the accounts of Tseng after November 3, 1998.

     In July 2000, the Company entered into an exclusive marketing and promotion agreement (the "Nilandron(R) Agreement") with Aventis to market Nilandron(R) to urologists in the U. S. and Puerto Rico for use in patients who suffer from prostate cancer. The Company began to market and promote Nilandron(R) in September 2000 through the use of a dedicated third party sales force. Under the terms of the Nilandron(R) Agreement, the Company was responsible for its marketing and promotion expenses and received from Aventis a percentage of the gross margin on Aventis' sales in excess of a pre-established gross margin threshold, if any. The Company's agreement with Aventis terminated in October 2002.

     In January 2002, the Company entered into a ten-year exclusive distribution agreement (the "Gelclair(TM) Agreement") with Sinclair to promote and distribute Gelclair(TM) in North America (U.S., Canada and Mexico). Gelclair(TM) is an oral gel care formulation for the management and relief of pain associated with inflammation and ulceration of the mouth caused by chemotherapy or radiotherapy treatments and other causes. In June 2002, the Company began to promote Gelclair(TM) in the oncology market. The Company purchases Gelclair(TM) from Sinclair and resells to wholesale customers in the U.S.

     In August 2002, the Company entered into a four-year marketing agreement with John O. Butler Company ("Butler"). Butler markets Gelclair(TM) to the dental market within the U.S. and will market in Canada if and when Gelclair(TM) is approved for marketing in Canada. In October 2002, the Company entered

                      CELL PATHWAYS, INC. AND SUBSIDIARIES
                         (A DEVELOPMENT STAGE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

into a three-year agreement with Celgene for the promotion of Gelclair(TM) in the U.S. oncology or other markets.

     In January 2003, the Company received notification from Nasdaq that the Company's stock would be delisted from the Nasdaq National Market because the Company's stock price fell below the minimum bid requirements and thereby failed to comply with Nasdaq marketplace rules. The Company has appealed the delisting notification and has requested a hearing with Nasdaq which is scheduled for February 2003.

     In February 2003, the Company entered into an agreement and plan of merger with OSI Pharmaceuticals, Inc. ("OSI Pharmaceuticals") whereby OSI Pharmaceuticals would acquire the Company in a stock-for-stock transaction. If approved by the Company's stockholders, OSI Pharmaceuticals will exchange .0567 shares of OSI Pharmaceuticals common stock for every share of Cell Pathways' Common Stock upon closing of the transaction. OSI Pharmaceuticals will also provide additional consideration in the form of a five-year contingent value right ("CVR") through which each share of Cell Pathways' Common Stock held by stockholders of record on the date of the merger closure will be eligible for an additional .040 share of OSI Pharmaceuticals common stock in the event a new drug application for either Aptosyn(R) (exisulind) or CP461 is accepted for filing by the Food and Drug Administration ("FDA") within five years. If approved by the Company's stockholders, it is anticipated that the merger will be closed in the second quarter of 2003.

2.  GOING CONCERN:

     The Company has incurred negative cash flows from operations since inception and, as of December 31, 2002, the Company had a deficit accumulated during the development stage of $141,155,959. Management believes that the Company's existing cash and cash equivalents will be adequate to fund operations through the second quarter of 2003, based on projected revenue and expenditure levels. Should appropriate sources of funding not be available on terms acceptable to the Company, management would take additional actions which could include a further reduction in workforce, a reduction in overall expenditures and the delay or elimination of certain clinical trials and research activities until such time as appropriate sources of funding are available. In February 2003, the Company entered into an agreement and plan of merger with OSI Pharmaceuticals whereby, if approved by the Company's stockholders, the Company would be acquired by OSI Pharmaceuticals. There is no assurance, however, that the transaction with OSI Pharmaceuticals will be approved by the Company's stockholders. Should the transaction not be approved by the Company's stockholders, there is no assurance that additional funding will be available on terms acceptable to the Company, if at all, to enable the Company to continue operations.

     These factors raise substantial doubt about the Company's ability to continue as a going concern. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

3.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

  PRINCIPLES OF CONSOLIDATION

     The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries. All inter-company accounts and transactions have been eliminated in consolidation.

  MANAGEMENT'S USE OF ESTIMATES

     The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of

                      CELL PATHWAYS, INC. AND SUBSIDIARIES
                         (A DEVELOPMENT STAGE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from such estimates.

  CASH, CASH EQUIVALENTS AND RESTRICTED CASH

     For purposes of the statements of cash flows, the Company considers all highly liquid instruments with an original maturity of three months or less to be cash equivalents. As of December 31, 2002 and December 31, 2001, approximately $468,000 and $463,000, respectively, of cash and cash equivalents were restricted to secure letters of credit for security deposits on the Company's leases.

  SHORT-TERM INVESTMENTS

     As of December 31, 2001 the Company had approximately $24.8 million in short-term investments invested in U.S. government securities with original maturities greater than three months at two financial institutions. The Company classifies its short-term investments as held-to-maturity which are carried on the accompanying balance sheet at amortized cost. As of December 31, 2001, the fair value of these short-term investments was $24,905,000.

  CUSTOMER CONCENTRATION OF CREDIT RISK

     For the year ended December 31, 2002, five customers accounted for 93% of product revenues. As of December 31, 2002, two wholesale customers represented 92% of accounts receivable due from shipments of Gelclair(TM). Credit risk is controlled through the use of credit limits, credit approvals and periodic credit evaluations of wholesale customers.

  INVENTORY

     Inventory is comprised solely of Gelclair(TM) and is stated at the lower of cost or market, as determined using the first-in, first-out method.

  EQUIPMENT, FURNITURE AND LEASEHOLD IMPROVEMENTS

     Equipment, furniture and leasehold improvements are recorded at cost. Depreciation of equipment and furniture is provided on the straight-line method over estimated useful lives of two to five years. Leasehold improvements are amortized over the shorter of the useful life or the life of the related lease.

  PRODUCT DISTRIBUTION RIGHTS

     Product distribution rights represents a $1 million payment made to Sinclair for the exclusive right to market and distribute Gelclair(TM) in North America. The Company amortizes this up-front payment over the ten-year term of the distribution agreement. Amortization expense was $91,667 during the year ended December 31, 2002.

  FAIR VALUE OF FINANCIAL INSTRUMENTS

     The Company's financial instruments consist primarily of cash and cash equivalents, short-term investments, accounts receivable, accounts payable, accrued expenses and debt instruments. Management believes the carrying values of these assets and liabilities are considered to be representative of their respective fair values.

                      CELL PATHWAYS, INC. AND SUBSIDIARIES
                         (A DEVELOPMENT STAGE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  REVENUE RECOGNITION

     The Company recognized revenue for marketing services under the Nilandron(R) Agreement in the period in which marketing services were performed if Aventis' sales of Nilandron(R) for that period exceeded specified thresholds. The Company's agreement with Aventis terminated in October 2002.

     Product sales of Gelclair(TM) to the Company's wholesale customers were initiated in the U.S. in June 2002. In accordance with Statement of Financial Accounting Standards ("SFAS") No. 48, "Revenue Recognition When Right of Return Exists", given the limited sales history of Gelclair(TM), the Company, at this time defers the recognition of revenue on product shipments of Gelclair(TM) to wholesale customers until such time the product is prescribed to the end user. At each reporting period, the Company monitors shipments from wholesale customers to pharmacies and hospitals, wholesale customer reorder history and prescriptions filled by pharmacies based on prescription data from external, independent sources. When this data indicates a flow of product through the supply chain, which indicates that returns are less likely to occur, product revenue is recognized. For the year ended December 31, 2002, shipments to wholesale customers were $2,099,277, of which $536,873 has been recognized as product revenues with the balance recorded as deferred revenue in the accompanying balance sheet. In addition, the related cost of the product shipped to wholesale customers that has not been recognized as revenue has been reflected as inventory subject to return (See Note 5).

  RESEARCH AND DEVELOPMENT

     Costs incurred in connection with research and development activities are expensed as incurred.

  SUPPLEMENTAL CASH FLOW INFORMATION

     For the years ended December 31, 2002, 2001 and 2000, the Company paid interest of $63,664, $103,883 and $48,592, respectively, and paid no income taxes. During the year ended December 31, 2002, the Company financed approximately $45,000 of equipment purchases through capital leases.

  STOCK-BASED COMPENSATION

     The Company accounts for stock option grants to employees in accordance with Accounting Principles Board ("APB") Opinion No. 25, "Accounting for Stock Issued to Employees." Under the Company's stock option plans, options are granted at the fair market value on the date of the grant, and therefore no compensation expense is recognized for stock options granted to employees. The Company uses fair value accounting for option grants to non-employees in accordance with SFAS No. 123, "Accounting for Stock-Based Compensation" and Emerging Issues Task Force ("EITF") Issue 96-18, "Accounting For Equity Instruments That Are Issued To Other Than Employees For Acquiring or in Conjunction With Selling Goods or Services."

                      CELL PATHWAYS, INC. AND SUBSIDIARIES
                         (A DEVELOPMENT STAGE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company follows the disclosure provisions of SFAS No. 123. Had compensation cost for option grants to employees been recognized in the consolidated statements of operations under the fair value method as prescribed in SFAS No. 123, the Company's net loss would have increased to the following pro forma amounts:

                                                      YEAR ENDED DECEMBER 31,
                                             ------------------------------------------
                                                 2002           2001           2000
                                             ------------   ------------   ------------
Net loss:
  As reported..............................  $(17,871,222)  $(31,404,435)  $(26,916,808)
  Add:    Stock-based employee compensation
          included in net loss.............        14,980          1,248             --
  Deduct: Total stock-based employee
          compensation expense determined
          under fair-value based method for
          all awards.......................    (4,277,353)    (4,867,077)    (3,503,529)
                                             ------------   ------------   ------------
Pro forma..................................  $(22,133,595)  $(36,270,264)  $(30,420,337)
                                             ============   ============   ============
Basic and diluted net loss per Common
  Share:
  As reported..............................  $      (0.51)  $      (1.01)  $      (0.96)
                                             ============   ============   ============
  Pro forma................................  $      (0.64)  $      (1.17)  $      (1.09)
                                             ============   ============   ============

  DEFINED CONTRIBUTION PLAN

     The Company maintains a defined contribution plan under Section 401(k) of the Internal Revenue Code which allows for the deferral of up to 15% of eligible employee salaries. Employee contributions are made at the election of the participants on a semi-monthly basis. The Company does not make any contributions towards the plan.

  IMPAIRMENT OF LONG-LIVED ASSETS

     In accordance with SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets", if indicators of impairment exist, the Company assesses the recoverability of the affected long-lived assets, which include fixed assets and intangible assets, by determining whether the carrying value of such assets can be recovered through the sum of the undiscounted future operating cash flows and eventual disposition of the asset. If impairment is indicated, the Company measures the amount of such impairment by comparing the carrying value of the assets to the fair value of these assets, generally determined based on the present value of the expected future cash flows associated with the use of the asset. Management believes the future cash flows to be received from long-lived assets will exceed the assets' carrying value, and accordingly the Company has not recognized any impairment losses through December 31, 2002 (See Note 2).

  NET INTEREST INCOME (EXPENSE)

     For the years ended December 31, 2002, 2001 and 2000, the Company earned interest income of $364,501, $1,770,588 and $2,306,477, respectively. For the years ended December 31, 2002, 2001 and 2000, the Company incurred interest expense of $63,664, $103,883 and $48,592, respectively.

                      CELL PATHWAYS, INC. AND SUBSIDIARIES
                         (A DEVELOPMENT STAGE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  INCOME TAXES

     The Company accounts for income taxes under the asset and liability method in accordance with SFAS No. 109, "Accounting for Income Taxes." Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

  BASIC AND DILUTED NET LOSS PER COMMON SHARE

     The Company presents basic and diluted net loss per Common share pursuant to SFAS No. 128, "Earnings per Share." SFAS No. 128 requires dual presentation of basic and diluted net loss per Common share. "Basic" net loss per Common share equals net loss divided by the weighted average Common shares outstanding during the period. "Diluted" net loss per Common share equals net loss divided by the sum of the weighted average Common shares outstanding during the period plus Common Stock equivalents. The Company's basic and diluted net loss per share amounts are the same since the assumed exercise of stock options and warrants are anti-dilutive due to the Company's losses (See Note 11).

  COMPREHENSIVE INCOME

     The Company follows the provisions of SFAS No. 130, "Reporting Comprehensive Income" which establishes standards for reporting and display of comprehensive income (loss) in a full set of general-purpose financial statements. Comprehensive income (loss) is defined as the total of net income
(loss) and all other non-owner changes in equity. For all years presented, the Company's comprehensive loss consists only of the Company's net loss.

  RECENTLY ISSUED ACCOUNTING STANDARDS

     In June 2001, the Financial Accounting Standards Board ("FASB") issued SFAS No. 143, "Accounting for Asset Retirement Obligations". SFAS No. 143 requires the Company to record the fair value of an asset retirement obligation as a liability in the period in which it incurs a legal obligation associated with the retirement of tangible long-lived assets that result from the acquisition, construction, development, and/or normal use of the assets. The Company also records a corresponding asset that is depreciated over the life of the asset. Subsequent to the initial measurement of the asset retirement obligation, the obligation will be adjusted at the end of each period to reflect the passage of time and changes in the estimated future cash flows underlying the obligation. The Company is required to adopt SFAS No. 143 on January 1, 2003. The adoption of SFAS No. 143 is not expected to have a material effect on the Company's financial statements.

     In April 2002, the FASB issued SFAS No. 145, "Rescission of FASB Statements No. 4, 44 and 64, Amendment of FASB Statement No. 13, and Technical Corrections." SFAS No. 145 amends existing guidance on reporting gains and losses on the extinguishment of debt to prohibit the classification of the gain or loss as extraordinary, as the use of such extinguishments have become part of the risk management strategy of many companies. SFAS No. 145 also amends SFAS No. 13 to require sale-leaseback accounting for certain lease modifications that have economic effects similar to sale-leaseback transactions. The adoption of SFAS No. 145 is not expected to have a material effect on the Company's financial statements.

     In June 2002, the FASB issued SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities." SFAS No. 146 addresses financial accounting and reporting for costs associated with exit or disposal activities and nullifies EITF Issue 94-3, "Liability Recognition for Certain Employee Termination

                      CELL PATHWAYS, INC. AND SUBSIDIARIES
                         (A DEVELOPMENT STAGE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

Benefits and Other Costs to Exit an Activity." The provisions of this Statement are effective for exit or disposal activities that are initiated after December 31, 2002, with early application encouraged. The adoption of SFAS No. 146 is not expected to have a material effect on the Company's financial statements.

     In November 2002, the FASB issued Interpretation No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness to Others, an interpretation of FASB Statements No. 5, 57 and 107 and a rescission of FASB Interpretation No. 34." This Interpretation elaborates on the disclosures to be made by a guarantor in its interim and annual financial statements about its obligations under guarantees issued. The Interpretation also clarifies that a guarantor is required to recognize, at inception of a guarantee, a liability for the fair value of the obligation undertaken. The initial recognition and measurement provisions of the Interpretation are applicable to guarantees issued or modified after December 31, 2002 and are not expected to have a material effect on the Company's financial statements.

     In December 2002, the FASB issued SFAS No. 148, "Accounting for Stock-Based Compensation -- Transition and Disclosure, an amendment of FASB Statement No. 123." This Statement amends FASB 9 Statement No. 123, "Accounting for Stock-Based Compensation", to provide alternative methods of transition for a voluntary change to the fair value method of accounting for stock-based employee compensation. In addition, this Statement amends the disclosure requirements of Statement No. 123 to require prominent disclosures in both annual and interim financial statements. Certain of the disclosure modifications are required for fiscal years ending after December 15, 2002 and are included in the notes to these consolidated financial statements.

     In January 2003, the FASB issued Interpretation No. 46, "Consolidation of Variable Interest Entities, an interpretation of ARB No. 51". This Interpretation addresses the consolidation by business enterprises of variable interest entities as defined in the Interpretation. The Interpretation applies immediately to variable interests in variable interest entities created after January 31, 2003, and to variable interests in variable interest entities obtained after January 31, 2003. The application of this Interpretation is not expected to have a material effect on the Company's financial statements.

4.  TRANSACTION WITH TSENG:

     In June 1998, Cell Pathways, Inc., a Delaware corporation, and Tseng, a Utah corporation, entered into an agreement and plan of reorganization (the "Reorganization Agreement"). The Reorganization Agreement provided for (i) the formation of Cell Pathways Holding, Inc., a Delaware corporation ("CPHI"), (ii) the merger of Tseng Sub, Inc., a wholly-owned subsidiary of CPHI, with and into Tseng, (iii) the merger of CPI Sub, Inc., a wholly-owned subsidiary of CPHI, with and into Cell Pathways, Inc. and (iv) the issuance of approximately 23% of the then outstanding shares of the Common Stock of CPHI to the Tseng stockholders and approximately 77% of the then outstanding shares of the Common Stock of CPHI to the Cell Pathways, Inc. stockholders. In connection with this transaction, the Company raised net proceeds of approximately $26.4 million (See
Note 1). As a result of the aforementioned transactions, Tseng and Cell Pathways, Inc., subsequently renamed Cell Pathways Pharmaceuticals, Inc. ("CPP"), became wholly-owned subsidiaries of CPHI, subsequently renamed Cell Pathways, Inc. ("CPI"). The transaction closed November 3, 1998 and was accounted for as a reorganization of CPP into CPI with the sale of approximately 23% of CPI Common Stock in exchange for Tseng's net assets. The historical financial statements of the combined Company are the historical financial statements of CPP.

                      CELL PATHWAYS, INC. AND SUBSIDIARIES
                         (A DEVELOPMENT STAGE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

5.  INVENTORY:

     Inventory, comprised solely of Gelclair(TM), consisted of the following as of December 31, 2002:


Finished goods on hand......................................   $1,632,149
Inventory subject to return.................................      508,466
                                                               ----------
                                                               $2,140,615
                                                               ==========

     Inventory subject to return represents the amount of Gelclair(TM) shipped to wholesale customers which has not been recognized as revenue (See Note 3).

6.  EQUIPMENT, FURNITURE AND LEASEHOLD IMPROVEMENTS:

     Equipment, furniture and leasehold improvements consisted of the following:

                                                                   DECEMBER 31,
                                                             -------------------------
                                                                2002          2001
                                                             -----------   -----------
Furniture and fixtures.....................................  $   336,645   $   331,316
Computer equipment and software............................      566,206       527,873
Laboratory equipment.......................................    1,555,084     1,379,704
Leasehold improvements.....................................      236,759       194,727
                                                             -----------   -----------
                                                               2,694,694     2,433,620
Less accumulated depreciation and amortization.............   (1,908,928)   (1,440,764)
                                                             -----------   -----------
                                                             $   785,766   $   992,856
                                                             ===========   ===========

     Depreciation expense was $483,677, $533,148 and $826,138 for 2002, 2001, and 2000 respectively.

7.  NOTES RECEIVABLE FROM OFFICERS:

     During the years ended December 31, 2002, 2001 and 2000, the Company made loans of $54,000, $256,000 and $632,954, respectively, to two of its officers that were outstanding as of December 31, 2002. The loans are evidenced by promissory notes which bear interest at a rate of 6% annually; principal and interest are repayable five years from date of issuance. The loans, including accrued interest, are secured by subordinate mortgages on real property and are reviewed periodically to assess their realizable value. During 2002, the Company recorded an allowance of $114,742 against one of the officer's loans. The officer loans and accrued interest of $110,760 as of December 31, 2002, are presented net of the allowance on the accompanying consolidated balance sheet.

                      CELL PATHWAYS, INC. AND SUBSIDIARIES
                         (A DEVELOPMENT STAGE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

8.  OTHER ACCRUED LIABILITIES:

     Other accrued liabilities consisted of the following:

                                                                   DECEMBER 31,
                                                              -----------------------
                                                                 2002         2001
                                                              ----------   ----------
Accrued research materials..................................  $       --   $  170,000
Accrued consultant fees.....................................     220,619      278,727
Accrued research expenses...................................   1,419,759      967,713
Accrued sales contract and taxes............................      59,954      399,095
Accrued insurance...........................................      80,000      365,444
Customer deposit............................................     350,000           --
Other.......................................................     952,663    1,091,335
                                                              ----------   ----------
                                                              $3,082,995   $3,272,314
                                                              ==========   ==========

9.  STOCKHOLDERS' EQUITY:

     In September 2002, the Company sold 4,036,001 shares of Common Stock in a registered direct offering at the price of $0.70 per share, resulting in net proceeds of approximately $2.6 million. In addition to a placement fee, the placement agent received warrants to purchase 80,720 shares of Common Stock at a price of $0.84. The warrants are exercisable until September 2008.

     In March 2002, the Company sold 2,390,107 shares of Common Stock in a private placement, mainly to institutional investors, at a price of $3.70 per share, resulting in net proceeds of approximately $8.0 million. With each four shares of Common Stock purchased, the Company issued a warrant to purchase one share of the Company's Common Stock at $4.74 per share. The warrants are exercisable until March 2006.

     In November 2000, the Company sold 3,200,000 shares of Common Stock in a private placement, mainly to institutional investors at a price of $7.375 per share, resulting in net proceeds of approximately $23,116,000. With each share of Common Stock purchased, the Company issued a warrant to purchase one and thirty five one-hundredths (1.35) shares of the Company's Common Stock at $12.00 per share. The warrants expired on June 30, 2002. The Company paid one of the placement agents a fee of $413,800 and another placement agent 73,750 warrants, which expired on June 30, 2002, to purchase shares of Common Stock at an exercise price of $12.00 per share, as a fee.

     In connection with the settlement of litigation, the Company issued 1.7 million shares of Common Stock in 2002 (Note 14).

10.  STOCKHOLDERS' RIGHTS PLAN:

     On December 3, 1998, the Company's Board of Directors authorized the adoption of a stockholders' rights plan. Under the plan, rights to purchase stock, at a rate of one right for each share of Common Stock held, were distributed to holders of record on December 15, 1998 and automatically attach to shares issued thereafter. Under the plan, the rights attach to the Common Stock and are not represented by separate rights certificates until, and generally become exercisable only after, a person or group (i) acquires 15% or more of the Company's outstanding Common Stock or (ii) commences a tender offer that would result in such a person or group owning 15% or more of the Company's Common Stock. When the rights first become exercisable, a holder will be entitled to buy from the Company a unit consisting of one one-hundredth of a share of Series A Junior Participating Preferred Stock of the Company at a purchase price of $90. However, if any person acquires 15% or more of the Company's Common Stock other than pursuant to a qualified offer,

                      CELL PATHWAYS, INC. AND SUBSIDIARIES
                         (A DEVELOPMENT STAGE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

each right not owned by a 15% or more stockholder would become exercisable for Common Stock of the Company (or in certain circumstances, other consideration) having a market value equal to twice the exercise price of the right. The rights expire on December 14, 2008, except as otherwise provided in the plan. The stockholder rights plan was amended in February 2003 to make it inapplicable to OSI Pharmaceuticals in connection with the proposed merger.

11.  STOCK OPTIONS, WARRANTS AND PURCHASE PLAN:

  STOCK OPTIONS

     The Company's 1993 Stock Option Plan, which was amended in 1997 and renamed the 1997 Equity Incentive Plan (the "Plan") and subsequently amended in 2000, authorizes the Company to grant to eligible employees, directors and consultants Common Stock, stock appreciation rights, or options to purchase shares of Common Stock, not to exceed 5.6 million shares in the aggregate, including all grants since inception of the Plan in 1993. As of December 31, 2002, 1,884,256 shares of Common Stock remained eligible for future grants under the Plan. The Board of Directors sets the rate at which the options become exercisable and determines when the options expire, subject to the limitations described below. Options granted through June 1999 may, to the extent vested, be exercised up to ten years following the date of grant. Options granted after June 1999 may, to the extent vested, be exercised up to the earlier of ten years from the date of grant or 90 days after termination of services. All options held by persons continuing in the employ of the Company will generally become exercisable in the event the Company is sold or has other significant changes in ownership. Generally, options to employees vest ratably over a four-year or 50-month period. Options granted under the Plan through July 1997 may be immediately exercisable, but any unvested shares exercised are held by the Company and are subject to reacquisition by the Company should employment terminate prior to completion of applicable vesting periods.

     In October 1997, the Board of Directors adopted and the stockholders approved the 1997 Non-Employee Directors' Stock Option Plan (the "Directors' Plan"), which was amended and approved by the Company's stockholders in May 2002. The Directors' Plan, as amended, increased the shares authorized to 903,925 shares of Common Stock, increased the automatic non-discretionary inaugural grant of options to new non-employee directors to 50,000 shares (the "Inaugural Grant"), increased the automatic non-discretionary anniversary grant of options to continuing non-employee directors to 10,000 shares (the "Anniversary Grant") and provided a one-time grant of options, vesting over three years, for 31,843 shares to each current non-employee director who continued in service beyond the 2002 annual stockholder meeting. The Company granted options to purchase 27,235 shares of Common Stock at the inception of the Directors' Plan in October 1997. Options subject to an Inaugural Grant under the Directors' Plan will vest in three equal, annual installments commencing on the first anniversary of the date of the grant of the option. Options subject to an Anniversary Grant under the Directors' Plan will vest in full on the first anniversary of the grant date of the option. In addition, certain grants made at the inception of the Directors' Plan vested on March 31, 1998. The vesting of all options under the Directors' Plan is conditioned on the continued service of the recipient as a director, employee or consultant of the Company or any affiliate of the Company. As of December 31, 2002, 514,985 shares of Common Stock remained eligible for future option grants under the Directors' Plan.

     Outstanding options held by directors, officers and employees of the Company that are unvested as of the date of stockholder approval of the acquisition of the Company by OSI Pharmaceuticals will become immediately vested and exercisable upon such stockholder approval. Options that are not exercised will terminate in accordance with the terms of the Company's option plans.

     The Company accounts for stock options granted to employees in accordance with the intrinsic value method provided for under APB Opinion No. 25. Under the Plan, options may be granted at the fair market value on the date of the grant and therefore no compensation expense is, or has been, recognized in respect of

                      CELL PATHWAYS, INC. AND SUBSIDIARIES
                         (A DEVELOPMENT STAGE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

stock options awarded to employees. In accordance with the provisions of SFAS No. 123, the Company discloses fair value compensation cost in respect of employee stock options using the Black-Scholes option pricing model (See Note
3).

     The weighted average fair value of the stock options granted during 2002, 2001 and 2000 was $1.61, $5.02 and $10.01, respectively. The fair value of each option grant is estimated on the date of grant using the Black-Scholes option pricing model with the following weighted average assumptions:

                                                             2002      2001      2000
                                                            -------   -------   -------
Risk-free interest rate...................................    2.93%     4.31%     5.22%
Expected dividend yield...................................       0%        0%        0%
Expected life.............................................  6 years   6 years   6 years
Expected volatility.......................................      75%       75%      195%

     Information relative to the Company's stock options under all plans is as follows:

                                                                                WEIGHTED
                                                                                AVERAGE
                                                 EXERCISE PRICE              EXERCISE PRICE     PROCEEDS
                                   OPTIONS        (PER SHARE)                 (PER SHARE)     UPON EXERCISE
                                  ---------   --------------------           --------------   -------------
Balance as of December 31,
  1999..........................  1,893,667     $0.32 --  24.10                  $ 6.03        $11,416,993
  Granted.......................  1,919,682      5.45 --  49.88                   10.26         19,700,719
  Exercised.....................   (324,202)     0.32 --  24.10                    6.24         (2,021,610)
  Forfeited.....................    (56,501)     4.13 --  25.94                   10.54           (595,571)
                                  ---------      --------------                                -----------
Balance as of December 31,
  2000..........................  3,432,646      0.32 --  49.88                    8.30         28,500,531
  Granted.......................    807,695      3.29 --   8.16                    7.16          5,783,877
  Exercised.....................    (31,979)     0.32 --   4.75                    3.34           (106,663)
  Forfeited.....................   (385,462)     0.32 --  36.25                   10.65         (4,105,264)
                                  ---------      --------------                                -----------
Balance as of December 31,
  2001..........................  3,822,900      0.32 -- $49.88                    7.87         30,072,481
  Granted.......................    588,582      0.46 --   6.91                    2.41          1,419,270
  Exercised.....................         --                  --                      --                 --
  Forfeited.....................   (887,686)     0.99 --  38.38                    7.19         (6,382,814)
                                  ---------      --------------                                -----------
Balance as of December 31,
  2002..........................  3,523,796     $0.32 -- $49.88                  $ 7.13        $25,108,937
                                  =========      ==============                                ===========

     The weighted average remaining contractual life of all options outstanding at December 31, 2002 is 7.0 years.

                      CELL PATHWAYS, INC. AND SUBSIDIARIES
                         (A DEVELOPMENT STAGE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table summarizes information about the Company's stock options outstanding and exercisable at December 31, 2002:

                              OPTIONS OUTSTANDING                     OPTIONS EXERCISABLE
                 ---------------------------------------------   -----------------------------
                    NUMBER OF        WEIGHTED       WEIGHTED                        WEIGHTED
                     OPTIONS          AVERAGE        AVERAGE         NUMBER          AVERAGE
   RANGE OF        OUTSTANDING       REMAINING      EXERCISE       EXERCISABLE      EXERCISE
   EXERCISE      AT DECEMBER 31,    CONTRACTUAL       PRICE      AT DECEMBER 31,      PRICE
    PRICES            2002         LIFE IN YEARS   (PER SHARE)        2002         (PER SHARE)
---------------  ---------------   -------------   -----------   ---------------   -----------
$ 0.32 -- $ 2.00      499,707           7.8          $ 1.45           148,125        $ 0.69
  3.29 --   3.90      299,454           4.3            3.71           294,404          3.71
  4.15 --   5.45    1,053,288           7.6            5.35           608,713          5.31
  6.22 --   6.91      638,853           5.6            6.57           593,973          6.59
  7.49 --   9.03      602,472           8.2            7.68           234,854          7.90
  9.25 --  12.13      243,261           7.0           11.87           183,911         11.85
 24.69 --  31.75      133,261           6.8           25.96            95,181         25.43
$36.25 -- $49.88       53,500           7.2           46.44            35,840         46.59
                    ---------                                       ---------
                    3,523,796                        $ 7.13         2,195,001        $ 7.50
                    =========                                       =========

     In accordance with the terms of the Plan, in December 2001 one of the Company's officers was granted 10,000 shares of restricted Common Stock. Under the terms of the restricted stock agreement, the shares of restricted Common Stock do not vest until the earlier of FDA approval of one of the Company's drug candidates or five years from the date of grant. The Company has recorded the fair value of the restricted Common Stock as deferred compensation in the stockholders' equity section of the consolidated balance sheet which is being amortized over the five year vesting period of the award. The Company recognized compensation expense of $14,980 and $1,248 in its consolidated statements of operations for the year ended December 31, 2002 and 2001, respectively, related to amortization of this restricted stock grant.

  EMPLOYEE STOCK PURCHASE PLAN

     In October 1997, the Board of Directors adopted and the stockholders approved the Employee Stock Purchase Plan (the "ESPP") covering an aggregate of 544,710 shares of Common Stock. Under the ESPP, the Board of Directors may authorize participation by eligible employees, including officers, in periodic offerings following the adoption of the ESPP. The offering period for any offering will be no longer than 27 months.

     Employees who participate in an offering can have up to 15% of their earnings withheld pursuant to the ESPP and applied, on specified dates determined by the Board of Directors, to the purchase of shares of Common Stock. The price of Common Stock purchased under the ESPP will be not less than 85% of the lower of the fair market value of the Common Stock on the commencement date of each offering period or the relevant purchase date. Employees may end their participation in the offering at any time during the offering period, and participation ends automatically on termination of employment with the Company. The ESPP will terminate at the Board of Directors' direction. As of December 31, 2002, the Company has issued 166,443 shares under the ESPP.

  WARRANTS

     In September 2002, the Company, in conjunction with a registered direct offering of Common Stock, issued warrants to purchase 80,720 shares of Common Stock at an exercise price of $0.84, which expire in September 2008. Also, in September 2002, the Company issued, pursuant to a consulting agreement, warrants

                      CELL PATHWAYS, INC. AND SUBSIDIARIES
                         (A DEVELOPMENT STAGE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

to purchase 100,000 shares of Common Stock at an exercise price of $1.00, which expire in September 2007. The estimated fair value of the warrant, estimated using the Black-Scholes option pricing model, of $68,619 was recorded as expense in the accompanying 2002 consolidated statement of operations. As of December 31, 2002, both of the warrants issued in September 2002 were still outstanding. In March 2002, in conjunction with the private placement of Common Stock, the Company issued warrants, expiring in March 2006, to purchase 597,529 shares of Common Stock at an exercise price of $4.74 per share. As of December 31, 2002, these warrants were still outstanding.

12.  DEBT:

     During 2000, the Company financed certain fixed asset purchases with a note payable of $800,000, secured by certain laboratory and office equipment. The note bears interest at 13.8% and is repayable in monthly payments of principal and interest of $26,959 over 36 months, through July 2003. As of December 31, 2002, remaining principal payments to be made in 2003 were $180,330.

13.  INCOME TAXES:

     As of December 31, 2002, the Company had approximately $83 million of net operating loss carryforwards ("NOLs") for income tax purposes available to offset future federal income tax, subject to limitations for alternative minimum tax. The NOLs are subject to examination by the tax authorities and expire between 2008 and 2020.

     Prior to its conversion into corporate form, the business had accumulated losses totaling approximately $3,900,000. For tax purposes these losses were distributed to the partners in accordance with the provisions of the partnership agreement of the Company's predecessor partnership. Thus, these losses, while included in the financial statements of the Company, are not available to offset future taxable income, if any, of the Company.

     The Tax Reform Act of 1986 contains provisions that may limit the NOLs available to be used in any given year upon the occurrence of certain events, including significant changes in ownership interest. A change in ownership of a company of greater than 50% within a three-year period results in an annual limitation on the Company's ability to utilize its NOLs from tax periods prior to the ownership change. The Company believes that the transaction with Tseng (See Note 3) triggered such limitation. In addition, the proposed acquisition of the Company by OSI Pharmaceuticals (see Note 1) would trigger an additional limitation. The annual limitation triggered by the proposed OSI Pharmaceuticals transaction could result in a significant portion of the Company's NOLs expiring.

     The components of the net deferred income tax asset were as follows:

                                                                  DECEMBER 31,
                                                           ---------------------------
                                                               2002           2001
                                                           ------------   ------------
Gross deferred tax asset:
Net operating loss carryforwards.........................  $ 32,167,000   $ 32,978,000
Capitalized research and development expenditures........     6,193,000      1,752,000
Capitalized start-up costs...............................    17,451,000     10,913,000
Litigation settlement and expense........................            --      2,665,000
Accruals not currently deductible........................       476,000        560,000
Other....................................................     3,433,000      2,961,000
                                                           ------------   ------------
                                                             59,720,000     51,829,000
Less valuation allowance.................................   (59,720,000)   (51,829,000)
                                                           ------------   ------------
                                                           $         --   $         --
                                                           ============   ============

                      CELL PATHWAYS, INC. AND SUBSIDIARIES
                         (A DEVELOPMENT STAGE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company has not yet achieved profitable operations. Accordingly, management believes the deferred tax assets as of December 31, 2002 do not satisfy the realization criteria set forth in SFAS No. 109 and, therefore, the Company has recorded a full valuation allowance for the entire net tax asset.

14.  COMMITMENTS AND CONTINGENCIES:

  LEASES

     In June 1998, the Company entered into a ten-year lease for office and laboratory space in Horsham, Pennsylvania. This lease contains two five-year renewal terms.

     In May 2001, the Company also entered into a 36-month capital lease agreement to lease equipment to be used in the research and development activities of the Company. The equipment acquired under the lease at a cost of $125,681, less accumulated amortization of $66,332, is included in equipment in the accompanying consolidated balance sheets as of December 31, 2002. The interest rate on this capital lease is 8.2%.

     In January 2002, the Company entered into a 36-month capital lease agreement to lease equipment to be used in the research and development activities of the Company. The equipment acquired under the lease at a cost of $45,201, less accumulated amortization of $6,782, is included in equipment in the accompanying consolidated balance sheets as of December 31, 2002. The interest rate on this capital lease is 11.0%.

     Aggregate minimum annual payments under the Company's lease commitments are as follows as of December 31, 2002:

                                                              CAPITAL   OPERATING
                                                              LEASES      LEASES
                                                              -------   ----------
2003........................................................  $63,385   $  972,000
2004........................................................   34,418      978,000
2005........................................................    3,997      995,100
2006........................................................       --    1,022,400
2007........................................................       --    1,053,000
Thereafter..................................................       --      534,300
                                                              -------   ----------
Total minimum lease payments................................  101,800   $5,554,800
                                                                        ==========
Less: Interest..............................................   (8,046)
                                                              -------
Present value of net minimum lease payments.................  $93,754
                                                              =======

     Rental expense under the operating leases and other month-to-month leases entered into by the Company totaled $975,270, $1,051,191 and $1,118,166 for the years ended December 31, 2002, 2001 and 2000, respectively.

  CONTRACTS

     In January 2002, the Company entered into a ten-year exclusive distribution agreement with Sinclair to promote and distribute Gelclair(TM) in North America. In June 2002, the Company began to promote Gelclair(TM) in the U.S. oncology market. Under the Gelclair(TM) Agreement, the Company paid Sinclair $1 million for the exclusive right to market and distribute Gelclair(TM) in North America, which amount has been capitalized and is being amortized over the ten-year term of the Gelclair(TM) Agreement. The Company is committed to additional inventory purchases of $4.7 million and $5.0 million in 2003 and 2004, respectively, and annual marketing expenditures of $750,000, $500,000 and $250,000 for 2003 through 2006, 2007 through 2008 and 2009 through 2011, respectively. In addition, the Company is obligated to spend $1.3 million annually for

                      CELL PATHWAYS, INC. AND SUBSIDIARIES
                         (A DEVELOPMENT STAGE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

direct sales force efforts. As described below, the Company has agreements with Celgene and Butler that satisfy this obligation through 2006. The Company could be responsible for milestone payments totaling $3 million related to the achievement of certain sales, patent and clinical trial milestones. The Company purchases Gelclair(TM) from Sinclair and resells to wholesale customers in the United States.

     In August 2002, the Company entered into a four-year marketing agreement with Butler to market, and to a limited extent, distribute Gelclair(TM). Butler will receive a marketing fee based on the amount of product sold in the dental market.

     In October 2002, the Company entered into a three-year agreement with Celgene for the promotion of Gelclair(TM) in the U.S. oncology market. The Company is committed to annual marketing expenditures of $1 million, $2 million and $2 million for 2003, 2004 and 2005, respectively. These marketing expenditures satisfy the Company's marketing obligations under the Gelclair(TM) Agreement described above. Celgene will receive a marketing fee based on a fixed percent of net sales of Gelclair(TM) in the oncology market.

     The Company contracts with a number of university-based researchers and commercial vendors who provide various research, clinical and product development activities. Such arrangements are generally cancelable at any time.

     In March 2001, the Company entered into a clinical research agreement with a clinical research organization ("CRO") in which the Company may be responsible, from time to time, to make milestone payments to the CRO based on the achievement of pre-agreed recruitment goals. The Company records the expense of such milestone payments on the date that the milestone objective is achieved.

  PROPOSED MERGER WITH OSI PHARMACEUTICALS

     If the Company's Board of Directors withdraws, modifies or changes its recommendation to the Company's stockholders to approve the proposed merger, the Company will owe a termination fee of $1,250,000 to OSI Pharmaceuticals.

  LITIGATION

     In March, April and May of 2001, eleven stockholder class actions were filed in the United States District Court for the Eastern District of Pennsylvania against the Company and certain of its officers and directors seeking unspecified damages. The lawsuits alleged that the Company and its officers made false and misleading statements about the Company's drug candidate, Aptosyn(R), which caused artificial inflation of the Company's stock price during the class period of October 27, 1999 to September 22, 2000, when the Company announced that the FDA had informed the Company that it would be receiving a "not approvable" letter for its new drug application for Aptosyn(R). In February 2002, a stipulation of settlement was agreed to. Pursuant to this stipulation of settlement, and following a preliminary order by the court, the Company's insurance carrier paid $2.0 million into escrow and the Company issued
1.7 million shares into escrow. On September 23, 2002, following a hearing, the Court entered a final order approving the settlement and dismissing the action at which time the $2.0 million and 1.7 million shares were released from escrow. The time to appeal therefrom has expired. As of December 31, 2001, the Company recorded the fair value of the 1.7 million shares of Common Stock of $7,837,000, as an increase to additional paid-in capital and recorded a charge to litigation settlement expense for the then fair value of the Common Stock. For the year ended December 31, 2002, the fair value of the 1.7 million shares was adjusted to $1,088,000 based on the final fair value of the shares as of September 23, 2002, which resulted in a $6,749,000 reduction to the litigation settlement expense and a decrease to additional paid-in capital during the year ended December 31, 2002.

                      CELL PATHWAYS, INC. AND SUBSIDIARIES
                         (A DEVELOPMENT STAGE COMPANY)

           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

15.  SUPPLEMENTAL QUARTERLY FINANCIAL DATA (UNAUDITED):

     Summarized quarterly financial data for the years ended December 31, 2002 and 2001 is as follows:

                                                            2002
                                   ------------------------------------------------------
                                    MARCH 31       JUNE 30     SEPTEMBER 30   DECEMBER 31
                                   -----------   -----------   ------------   -----------
REVENUES:
Product sales....................  $        --   $        --   $    88,267    $   448,606
Marketing services...............           --       303,578       307,686             --
                                   -----------   -----------   -----------    -----------
                                            --       303,578       395,953        448,606
                                   -----------   -----------   -----------    -----------
EXPENSES:
Cost of products sold............           --            --        28,542        191,164
Research and development.........    4,311,246     4,116,395     4,659,505      4,057,963
Selling, general and
  administrative.................    2,259,476     2,513,794     1,957,829      1,973,282
Litigation settlement and
  expense(1).....................     (850,000)   (4,437,000)   (1,462,000)            --
                                   -----------   -----------   -----------    -----------
                                     5,720,722     2,193,189     5,183,876      6,222,409
                                   -----------   -----------   -----------    -----------
  Operating loss.................   (5,720,722)   (1,889,611)   (4,787,923)    (5,773,803)
Interest income, net.............       88,821       101,928        64,696         45,392
                                   -----------   -----------   -----------    -----------
Net loss.........................  $(5,631,901)  $(1,787,683)  $(4,723,227)   $(5,728,411)
                                   ===========   ===========   ===========    ===========
Basic and diluted net loss per
  Common share...................  $     (0.18)  $     (0.05)  $     (0.14)   $     (0.15)
                                   ===========   ===========   ===========    ===========

                                                           2001
                                  -------------------------------------------------------
                                   MARCH 31       JUNE 30     SEPTEMBER 30   DECEMBER 31
                                  -----------   -----------   ------------   ------------
REVENUES:
Marketing services..............  $   316,973   $        --   $   306,808    $    318,450
                                  -----------   -----------   -----------    ------------
EXPENSES:
Research and development........    3,782,214     3,415,882     5,210,684       5,356,463
Selling, general and
  administrative................    1,942,632     1,920,761     1,723,016       2,169,719
Litigation settlement and
  expense(1)....................           --            --            --       8,492,000
                                  -----------   -----------   -----------    ------------
                                    5,724,846     5,336,643     6,933,700      16,018,182
                                  -----------   -----------   -----------    ------------
  Operating loss................   (5,407,873)   (5,336,643)   (6,626,892)    (15,699,732)
Interest income, net............      641,006       459,129       378,021         188,549
                                  -----------   -----------   -----------    ------------
Net loss........................  $(4,766,867)  $(4,877,514)  $(6,248,871)   $(15,511,183)
                                  ===========   ===========   ===========    ============
Basic and diluted net loss per
  Common share..................  $     (0.15)  $     (0.16)  $     (0.20)   $      (0.50)
                                  ===========   ===========   ===========    ============

(1) See Note 14.